Exhibit 10.22

APAC CUSTOMER SERVICES, INC.

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This Sixth Amendment to Amended and Restated Credit Agreement (herein, the “Amendment”) is entered into as of January 10, 2002, between APAC Customer Services, Inc., an Illinois corporation formerly known as APAC TeleServices, Inc., the Banks party hereto, and Harris Trust and Savings Bank, as Agent for the Banks.

PRELIMINARY STATEMENTS

A.            The Borrower, the Banks, and the Agent are parties to that certain Amended and Restated Credit Agreement dated as of September 8, 1998, as heretofore amended (as amended, the “Credit Agreement”).  All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

B.            The Borrower and the Required Banks have agreed to amend certain financial covenants and related definitions, modify the application otherwise required for the Borrower’s voluntarily prepayment of $5,000,000 of the Term Loans, and make certain other amendments to the Credit Agreement under the terms and conditions set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.           AMENDMENTS

Subject to satisfaction of the conditions precedent in Section 2 below, the Credit Agreement shall be and hereby is amended as follows:

1.1.          The definition of “EBITDA” appearing in Section 5.1 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“EBITDA” means, with reference to any period, Net Income for such period plus the sum (without duplication) of all amounts deducted in arriving at such Net Income amount in respect of (v) Interest Expense for such period, (w) federal, state and local income taxes for such period, (x) depreciation of fixed assets and amortization of intangible assets (including, without limitation, goodwill, deferred expenses and organization costs) for such period, (y) up to $12,000,000 of non-recurring, non-cash charges incurred prior to December 31, 2001, attributable to the discontinuance of certain business operations and (z) up to

$2,000,000 of non-recurring, non-cash charges incurred on or after January 1, 2002, but prior to December 31, 2002, attributable to the discontinuance of certain business operations.

1.2.          Section 8.22 of the Credit Agreement (Total Debt Ratio) shall be amended and restated in its entirety to read as follows:

Section 8.22.  Total Debt Ratio.  The Borrower shall not at any time during any fiscal quarter of the Borrower permit the Total Debt Ratio to be greater than or equal to the amount set forth for such quarter below:

FROM AND INCLUDING	TO AND INCLUDING	TOTAL DEBT RATIO SHALL NOT BE GREATER THAN OR EQUAL TO

Start of fourth fiscal quarter 2001	Close of fourth fiscal quarter 2001	2.50 to 1.0

Start of first fiscal quarter 2002	Close of first fiscal quarter 2002	2.25 to 1.0

Start of second fiscal quarter 2002	At all times thereafter	2.00 to 1.0

1.3.          Section 8.24 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

Section 8.24.  Interest Coverage Ratio.  As of the last day of each fiscal quarter of the Borrower, the Borrower shall not permit the ratio of EBITDA for the four fiscal quarters of the Borrower then ended to Interest Expense for the same four fiscal quarters then ended to be less than 3.00 to 1.00.

1.4.          Section 8.25 of the Credit Agreement (Minimum EBITDA) shall be amended and restated in its entirety to read as follows:

Section 8.25.  Minimum EBITDA.  (a) Cumulative EBITDA.  As of the last day of each fiscal quarter of the Borrower occurring during the periods set forth below, the Borrower shall maintain EBITDA for the period then ended at not less than the amount set forth below:

DURING PERIOD CONSISTING OF	EBITDA SHALL NOT BE LESS THAN

Fourth fiscal quarter 2001	$9,000,000
Fourth fiscal quarter 2001 and first fiscal quarter 2002	$18,000,000
Fourth fiscal quarter 2001 and first and second fiscal quarters 2002	$27,000,000

(b) Rolling 4 Quarters EBITDA.  As of the last day of each fiscal quarter of the Borrower ending during the periods set forth below, the Borrower shall maintain EBITDA for the four fiscal quarters then ended at not less than the amount set forth below:

DURING PERIOD OF 4 FISCAL QUARTERS ENDING ON THE LAST DAY OF	EBITDA SHALL NOT BE LESS THAN

Third fiscal quarter 2002	$36,000,000
Fourth fiscal quarter 2002	$38,000,000
First fiscal quarter 2003, and each fiscal quarter ending thereafter	$41,000,000

1.5.          Section 8.28 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

Section 8.28.  Capital Expenditures.  The Borrower shall not permit Capital Expenditures for the Borrower and its Subsidiaries (taken together) to exceed (a) $12,000,000 during the fiscal year of the Borrower ending December 31, 2002 and (b) $6,000,000 during the 6 month period ending June 30, 2003.

SECTION 2.           CONDITIONS PRECEDENT.

This Amendment shall not become effective unless and until all of the following conditions have been satisfied:

2.1.          The Borrower, the Agent, and the Required Banks shall have executed and delivered this Amendment, and the Guarantors shall have executed their acknowledgment and consent to this Amendment in the space provided for that purpose below.

2.2.          The Borrower shall have paid to the Agent for the benefit of the Lenders executing this Amendment on or prior to the close of business on January     , 2002, an amendment fee of 0.25% multiplied by the sum of such Lenders outstanding Term Loans

(after giving effect to the voluntary prepayment called for by Section 3 below) and Revolving Credit Commitments.

2.3.          The Borrower shall have paid to the Agent for its own use and benefit an agent’s fee as mutually agreed upon by them.

2.4.          All legal matters incident to the execution and delivery hereby and of the other instruments and documents contemplated hereby shall be satisfactory to the Required Banks, the Agent and their respective counsel.

SECTION 3.           CONDITIONS SUBSEQUENT.

In consideration of this Amendment, the Borrower hereby agrees to prepay the principal balance of the Term Loans by not less than $5,000,000 on or after the date hereof but on or before February 1, 2002, such payment to be (i) accompanied by any amount due the Banks under Section 1.13 of the Credit Agreement, (ii) applied to the final installment due on the Term Loans and (iii) allocated among the Term Loans of the Banks in accordance with their respective Term Loan Percentages.  It shall constitute in Event of Default under the Credit Agreement if the Borrower fails to make such payment as provided for herein.

SECTION 4.           REPRESENTATIONS.

In order to induce the Required Banks to execute and deliver this Amendment, the Borrower hereby represents to each Bank that as of the date hereof the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 6.5 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Agent pursuant to Section 8.5 of the Credit Agreement) and, after giving effect to this Amendment, (i) the Borrower is in full compliance with all of the terms and conditions of the Credit Agreement and (ii) no Default or Event of Default has occurred and is continuing under the Credit Agreement.

SECTION 5.           MISCELLANEOUS.

5.1.          The Borrower and the Guarantors have heretofore executed and delivered to the Agent and the Banks certain Collateral Documents.  The Borrower and, by signing the acknowledgment and consent set forth below, each Guarantor hereby acknowledge and agree that, notwithstanding the execution and delivery of this Amendment, the Collateral Documents remain in full force and effect, and the rights and remedies of the Agent and the Banks thereunder, the obligations of the Borrower and the Guarantors thereunder, and the liens and security interests created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby.  Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

5.2.          Except as specifically amended herein or waived hereby, the Credit Agreement shall continue in full force and effect in accordance with its original terms.  Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

5.3.          The Borrower agrees to pay on demand all reasonable costs and expenses of or incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including fees and expenses of counsel to the Agent.

5.4.          This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement.  Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original.  This Amendment shall be governed by the internal laws of the State of Illinois.

[SIGNATURE PAGES TO FOLLOW]

This Sixth Amendment to Amended and Restated Credit Agreement is entered into as of the date and year first above written.

APAC CUSTOMER SERVICES, INC.

By:
Name:
Title:

Accepted and agreed to as of the date and year first above written.

HARRIS TRUST AND SAVINGS BANK, in its individual capacity as a Bank and as Agent

By:
Name:
Title:

BANK OF AMERICA, N.A.

By:
Name:
Title:

LASALLE BANK NATIONAL ASSOCIATION

By:
Name:
Title:

THE NORTHERN TRUST COMPANY

By:
Name:
Title:

FIRSTAR BANK MILWAUKEE, N.A.

By:
Name:
Title:

NATIONAL CITY BANK

By:
Name:
Title:

THE FUJI BANK, LIMITED

By:
Name:
Title:

THE BANK OF NOVA SCOTIA

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title:

GUARANTORS’ CONSENT

The undersigned have heretofore executed and delivered to the Agent and the Banks a Guaranty Agreement dated May 20, 1998 (the “Guaranty”), and certain Collateral Documents relating thereto.  The undersigned hereby consent to the Sixth Amendment to Amended and Restated Credit Agreement as set forth above and confirms that the Guaranty and Collateral Documents executed and delivered by them and all of the obligations of the undersigned thereunder remain in full force and effect.  The undersigned further agree that the consent of the undersigned to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained.  The undersigned acknowledge that the Agent and the Banks are relying on the assurances set forth herein in entering into the Sixth Amendment to Amended and Restated Credit Agreement as set forth above.

.	APAC CUSTOMER SERVICES OF TEXAS, L.P.

	By:	APAC CUSTOMER SERVICES,
INC., its Manager

By
Name
Title

APAC CUSTOMER SERVICES GENERAL PARTNER, INC.

By
Name
Title

ITI HOLDINGS, INC.

By
Name
Title

.	APAC CUSTOMER SERVICES, L.L.C.

	By:	APAC CUSTOMER SERVICES, INC., its
Manager

By
Name
Title